                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-21918

                        Oppenheimer Absolute Return Fund
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                         Date of fiscal year end: May 31

                      Date of reporting period: 08/31/2010

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS August 31, 2010 (Unaudited)

                                                              Shares       Value
                                                            ---------   -----------
COMMON STOCKS--29.6%
CONSUMER DISCRETIONARY--3.2%
AUTO COMPONENTS--0.2%
Cie Generale des Etablissements Michelin, B Shares                472   $    34,936
AUTOMOBILES--0.4%
Bayerische Motoren Werke (BMW) AG                                 688        35,922
DaimlerChrysler AG(1)                                             644        31,310
                                                                        -----------
                                                                             67,232
DIVERSIFIED CONSUMER SERVICES--0.1%
Invocare Ltd.                                                   3,400        19,390
HOTELS, RESTAURANTS & LEISURE--0.4%
Compass Group plc                                               2,168        17,739
OPAP SA                                                         1,278        19,354
TABCORP Holdings Ltd.                                           3,000        17,056
Tatts Group Ltd.                                                8,500        18,074
                                                                        -----------
                                                                             72,223
INTERNET & CATALOG RETAIL--0.2%
Priceline.com, Inc.(1)                                            110        32,063
MEDIA--0.1%
Quebecor, Inc., Cl. B                                             557        17,007
MULTILINE RETAIL--0.2%
Next plc                                                          560        17,005
Sears Canada, Inc.                                                747        15,972
                                                                        -----------
                                                                             32,977
SPECIALTY RETAIL--0.8%
Bed Bath & Beyond, Inc.(1)                                        620        22,301
CarMax, Inc.(1)                                                 1,120        22,322
Fast Retailing Co. Ltd.                                           100        13,839
Forzani Group Ltd. (The), Cl. A                                 1,187        18,122
Industria de Diseno Textil SA                                     284        18,949
JB Hi-Fi Ltd.                                                   1,051        19,468
Urban Outfitters, Inc.(1)                                         736        22,316
                                                                        -----------
                                                                            137,317
TEXTILES, APPAREL & LUXURY GOODS--0.8%
Adidas AG                                                         637        32,455
Coach, Inc.                                                       630        22,579
Hermes International SA                                           110        19,934
LVMH Moet Hennessy Louis Vuitton SA                               297        34,380
Polo Ralph Lauren Corp., Cl. A                                    290        21,965
Swatch Group AG (The), Cl. B                                       61        19,555
                                                                        -----------
                                                                            150,868
CONSUMER STAPLES--2.4%
BEVERAGES--0.4%
Coca-Cola Amatil Ltd.                                           1,800        19,105
Cott Corp.(1)                                                   3,154        21,799
Pernod-Ricard SA                                                  421        32,912
                                                                        -----------
                                                                             73,816


                      1 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS August 31, 2010 (Unaudited)

                                                              Shares       Value
                                                            ---------   -----------
FOOD & STAPLES RETAILING--0.8%
Alimentation Couche-Tard, Inc.                                    903   $    19,384
Empire Co. Ltd., Non-Vtg.                                         345        17,613
George Weston Ltd.                                                247        18,903
J Sainsbury plc                                                 3,890        21,787
Loblaw Cos. Ltd.                                                  445        18,149
Metro, Inc., Cl. A                                                442        18,710
Woolworths Ltd.                                                   800        19,759
                                                                        -----------
                                                                            134,305
FOOD PRODUCTS--0.5%
DANONE SA                                                         615        33,049
Goodman Fielder Ltd.                                           15,600        18,598
Nisshin Seifun Group, Inc.                                      1,500        19,257
Parmalat SpA                                                    7,806        18,721
                                                                        -----------
                                                                             89,625
HOUSEHOLD PRODUCTS--0.3%
Henkel AG & Co. KGaA, Preference                                  678        31,756
Reckitt Benckiser Group plc                                       373        18,666
                                                                        -----------
                                                                             50,422
PERSONAL PRODUCTS--0.4%
Beiersdorf AG                                                     587        31,284
L'Oreal SA                                                        339        33,723
                                                                        -----------
                                                                             65,007
ENERGY--0.5%
ENERGY EQUIPMENT & SERVICES--0.2%
Diamond Offshore Drilling, Inc.                                   380        22,108
Seadrill Ltd.                                                     771        17,896
                                                                        -----------
                                                                             40,004
OIL, GAS & CONSUMABLE FUELS--0.3%
BG Group plc                                                    1,133        18,236
Energy Resources of Australia Ltd.                              1,500        17,549
Perpetual Energy, Inc.                                          3,863        17,896
                                                                        -----------
                                                                             53,681
FINANCIALS--7.3%
CAPITAL MARKETS--0.5%
3i Group plc                                                    4,160        16,550
AGF Management Ltd., Cl. B                                      1,301        17,569
Franklin Resources, Inc.                                          240        23,162
Man Group plc                                                   5,326        16,925
T. Rowe Price Group, Inc.                                         490        21,452
                                                                        -----------
                                                                             95,658
DIVERSIFIED FINANCIAL SERVICES--0.3%
Groupe Bruxelles Lambert SA                                       243        17,925
Investor AB, B Shares                                           1,003        17,315
Kinnevik Investment AB, Cl. B                                   1,006        18,278
                                                                        -----------
                                                                             53,518
INSURANCE--0.4%
Fairfax Financial Holdings Ltd.                                    47        18,639


                      2 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS August 31, 2010 (Unaudited)

                                                              Shares       Value
                                                            ---------   -----------
INSURANCE CONTINUED
Intact Financial Corp.                                            415   $    17,272
Swiss Life Holding                                                180        18,776
Tower Australia Group Ltd.                                      9,534        18,237
                                                                        -----------
                                                                             72,924
REAL ESTATE INVESTMENT TRUSTS--6.0%
Annaly Mortgage Management, Inc.                               12,733       221,300
Anworth Mortgage Asset Corp.                                   31,748       216,204
British Land Co. plc                                            5,160        36,118
Capital Shopping Centers Group                                  3,520        17,890
Capstead Mortgage Corp.                                        18,863       219,188
Hammerson plc                                                   2,990        16,490
Health Care REIT, Inc.                                            520        23,889
ICADE                                                             194        18,394
Land Securities Group plc                                       3,910        36,669
MFA Mortgage Investments, Inc.                                 29,752       219,272
Public Storage                                                    240        23,525
                                                                        -----------
                                                                          1,048,939
THRIFTS & MORTGAGE FINANCE--0.1%
Home Capital Group, Inc.                                          423        17,137
HEALTH CARE--4.7%
BIOTECHNOLOGY--0.9%
Actelion Ltd.(1)                                                  455        19,504
Amgen, Inc.(1)                                                    430        21,947
Biogen Idec, Inc.(1)                                              420        22,596
Celgene Corp.(1)                                                  420        21,638
CSL Ltd.                                                          600        17,595
Genzyme Corp. (General Division)(1)                               340        23,837
Gilead Sciences, Inc.(1)                                          710        22,621
                                                                        -----------
                                                                            149,738
HEALTH CARE EQUIPMENT & SUPPLIES--1.4%
Bard (C.R.), Inc.                                                 300        23,049
Essilor International SA                                          558        33,868
Fresenius AG, Preference                                          504        35,697
Intuitive Surgical, Inc.(1)                                        70        18,552
Nobel Biocare Holding AG                                        1,085        16,995
Sonova Holding AG                                                 152        19,448
Straumann Holding AG                                               86        18,128
Stryker Corp.                                                     500        21,595
Synthes, Inc.                                                     164        18,092
Terumo Corp.                                                      400        19,807
Zimmer Holdings, Inc.(1)                                          440        20,755
                                                                        -----------
                                                                            245,986
HEALTH CARE PROVIDERS & SERVICES--0.4%
Fresenius Medical Care AG                                         639        36,237
Healthscope Ltd.                                                3,500        19,151
Ramsey Health Care Ltd.                                         1,500        19,511
                                                                        -----------
                                                                             74,899


                      3 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS August 31, 2010 (Unaudited)

                                                              Shares       Value
                                                            ---------   -----------
HEALTH CARE TECHNOLOGY--0.1%
Cerner Corp.(1)                                                   310   $    22,584
LIFE SCIENCES TOOLS & SERVICES--0.1%
Thermo Fisher Scientific, Inc.(1)                                 530        22,324
PHARMACEUTICALS--1.8%
Astellas Pharma, Inc.                                             600        20,733
AstraZeneca plc                                                   365        18,070
Chugai Pharmaceutical Co. Ltd.                                  1,100        18,776
Dainippon Sumitomo Pharma Co. Ltd.                              2,500        20,742
Forest Laboratories, Inc.(1)                                      850        23,197
Ipsen SA                                                          570        19,467
Merck & Co., Inc.                                                 690        24,260
Merck KGaA                                                        439        38,180
Novartis AG                                                       389        20,441
Novo Nordisk AS, Cl. B                                            221        18,960
Orion OYJ, Cl. B                                                  979        17,890
Sanofi-Aventis SA                                                 855        48,880
Takeda Pharmaceutical Co. Ltd.                                    400        18,379
                                                                        -----------
                                                                            307,975
INDUSTRIALS--2.4%
AEROSPACE & DEFENSE--0.4%
European Aeronautic Defense & Space Co.(1)                      1,600        35,209
Precision Castparts Corp.                                         190        21,504
Rolls-Royce Group plc                                           2,028        17,231
                                                                        -----------
                                                                             73,944
AIRLINES--0.1%
Jazz Air Income Fund                                            4,446        18,137
BUILDING PRODUCTS--0.1%
Geberit AG                                                        116        18,693
COMMERCIAL SERVICES & SUPPLIES--0.1%
Aggreko plc                                                       758        16,496
CONSTRUCTION & ENGINEERING--0.2%
COMSYS Holdings Corp.                                           2,000        17,141
Quanta Services, Inc.(1)                                        1,100        19,734
                                                                        -----------
                                                                             36,875
ELECTRICAL EQUIPMENT--0.4%
Alstom                                                            657        31,224
Schneider Electric SA                                             314        33,156
                                                                        -----------
                                                                             64,380
INDUSTRIAL CONGLOMERATES--0.2%
Siemens AG                                                        350        31,824
MACHINERY--0.5%
Fanuc Ltd.                                                        200        21,561
NGK Insulators Ltd.                                             1,000        15,153
Vallourec SA                                                      338        28,902
Zardoya Otis SA                                                 1,212        18,907
                                                                        -----------
                                                                             84,523
TRADING COMPANIES & DISTRIBUTORS--0.1%
Fastenal Co.                                                      480        21,730


                      4 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS August 31, 2010 (Unaudited)

                                                              Shares       Value
                                                            ---------   -----------
TRANSPORTATION INFRASTRUCTURE--0.3%
Koninklijke Vopak NV                                              447   $    17,954
Mitsubishi Logistics Corp.                                      2,000        22,069
Transurban Group                                                4,700        20,364
                                                                        -----------
                                                                             60,387
INFORMATION TECHNOLOGY--4.4%
COMMUNICATIONS EQUIPMENT--0.6%
Alcatel-Lucent(1)                                              12,301        31,586
Juniper Networks, Inc.(1)                                         850        23,120
QUALCOMM, Inc.                                                    620        23,752
Tellabs, Inc.                                                   3,400        24,140
                                                                        -----------
                                                                            102,598
COMPUTERS & PERIPHERALS--0.2%
Apple, Inc.(1)                                                     90        21,903
QLogic Corp.(1)                                                 1,490        22,194
                                                                        -----------
                                                                             44,097
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.5%
Corning, Inc.                                                   1,270        19,914
FLIR Systems, Inc.(1)                                             800        20,096
Kyocera Corp.                                                     200        16,945
Mitsumi Electric Co. Ltd.                                       1,100        15,367
TDK Corp.                                                         300        15,712
                                                                        -----------
                                                                             88,034
INTERNET SOFTWARE & SERVICES--0.6%
Akamai Technologies, Inc.(1)                                      624        28,748
eBay, Inc.(1)                                                   1,110        25,796
Google, Inc., Cl. A(1)                                             50        22,501
United Internet AG                                              1,480        19,205
Yahoo! Japan Corp.                                                 49        17,644
                                                                        -----------
                                                                            113,894
IT SERVICES--0.4%
CGI Group, Inc.(1)                                              1,322        18,274
Cognizant Technology Solutions Corp.(1)                           430        24,770
Visa, Inc., Cl. A                                                 330        22,763
                                                                        -----------
                                                                             65,807
OFFICE ELECTRONICS--0.1%
Canon, Inc.                                                       400        16,308
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--1.3%
Advantest                                                         900        16,999
Analog Devices, Inc.                                              801        22,332
First Solar, Inc.(1)                                              190        24,292
Infineon Technologies AG(1)                                     5,565        30,986
Intel Corp.                                                     1,148        20,343
Microchip Technology, Inc.                                        780        21,598
STMicroelectronics NV                                           4,001        26,579
Texas Instruments, Inc.                                           960        22,109
Tokyo Electron Ltd.                                               300        14,143


                      5 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS August 31, 2010 (Unaudited)

                                                              Shares       Value
                                                            ---------   -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT CONTINUED
Xilinx, Inc.                                                      850   $    20,528
                                                                        -----------
                                                                            219,909
SOFTWARE--0.7%
Adobe Systems, Inc.(1)                                            810        22,486
Autonomy Corp. plc(1)                                             730        17,465
Citrix Systems, Inc.(1)                                           430        24,914
SAP AG                                                          1,150        49,914
                                                                        -----------
                                                                            114,779
MATERIALS--3.0%
CHEMICALS--0.8%
BASF SE                                                           593        31,114
CF Industries Holdings, Inc.                                      290        26,825
Johnson Matthey plc                                             1,365        33,127
Kuraray Co. Ltd.                                                1,500        16,980
Shin-Etsu Chemical Co.                                            369        17,086
Tokai Carbon Co. Ltd.                                           3,671        21,401
                                                                        -----------
                                                                            146,533
CONSTRUCTION MATERIALS--0.2%
Lafarge SA                                                        551        25,282
CONTAINERS & PACKAGING--0.1%
Toyo Seikan Kaisha Ltd.                                         1,200        19,098
METALS & MINING--1.7%
Antofagasta plc                                                 1,147        18,076
ArcelorMittal                                                   1,020        29,614
Eurasian Natural Resources Corp.                                1,330        17,228
Franco-Nevada Corp.                                               620        18,495
Fresnillo plc                                                   2,340        38,990
Golden Star Resources Ltd.(1)                                   4,626        21,734
Kazakhmys plc                                                     990        17,410
Kingsgate Consolidated Ltd.                                     2,100        18,721
Lihir Gold Ltd.                                                 4,949        20,354
Medusa Mining Ltd.(1)                                           5,440        19,360
Pacific Metals Co. Ltd.                                         3,000        21,498
St. Barbara Ltd.(1)                                            69,600        20,125
ThyssenKrupp AG                                                 1,150        31,293
                                                                        -----------
                                                                            292,898
PAPER & FOREST PRODUCTS--0.2%
Hokuetsu Paper Mills Ltd.                                       3,500        16,790
Weyerhaeuser Co.                                                1,460        22,922
                                                                        -----------
                                                                             39,712
TELECOMMUNICATION SERVICES--0.9%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.6%
CenturyLink, Inc.                                                 670        24,227
Manitoba Telecom Services, Inc.                                   703        18,130
Tele2 AB, Cl. B                                                 1,066        19,181
Telecom Corp. of New Zealand Ltd.                              12,889        17,946


                      6 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS August 31, 2010 (Unaudited)

                                                              Shares        Value
                                                            ----------   -----------
DIVERSIFIED TELECOMMUNICATION SERVICES CONTINUED
Telstra Corp. Ltd.                                               6,500   $    15,903
                                                                         -----------
                                                                              95,387
WIRELESS TELECOMMUNICATION SERVICES--0.3%
Mobistar SA                                                        321        17,986
NTT DoCoMo, Inc.                                                    12        20,312
Vodafone Group plc                                               7,880        18,992
                                                                           ---------
                                                                              57,290
UTILITIES--0.8%
ELECTRIC UTILITIES--0.4%
Fortum OYJ                                                         783        18,029
Red Electrica de Espana                                            419        17,202
Scottish & Southern Energy plc                                   1,090        19,141
Terna-Rete Electtrica Nationale SpA                              4,495        18,071
                                                                           ---------
                                                                              72,443
GAS UTILITIES--0.3%
APA Group                                                        5,674        18,880
Enagas                                                             970        17,078
Snam Rete Gas SpA                                                3,937        18,235
                                                                           ---------
                                                                              54,193
MULTI-UTILITIES--0.1%
ATCO Ltd., Cl. I, Non-Vtg.                                         412        19,801
                                                                           ---------
Total Common Stocks (Cost $5,298,008)                                      5,197,607

                                                              Units
                                                            ----------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
Fonciere des Regions SA Wts., Strike Price 65EUR, Exp.
12/31/10(1) (Cost $0)                                              430           357

                                                             Principal
                                                              Amount
                                                            ----------
MORTGAGE-BACKED OBLIGATIONS--4.2%
Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security:
Series 2601, Cl. GS, 12.72%, 11/15/17(2)                    $  595,079        44,871
Series 2639, Cl. SA, 11.475%, 7/15/22(2)                       483,452        49,856
Series 2815, Cl. PT, 8.693%, 11/15/32(2)                       517,381        55,387
Series 3005, Cl. WI, 0.702%, 7/15/35(2)                        518,278        50,790
Series 3045, Cl. DI, 20.485%, 10/15/35(2)                      259,955        31,401
Federal National Mortgage Assn., Interest-Only Stripped        199,801        37,176
Mtg.-Backed Security:
Trust 2003-33, Cl. IA, 6.408%, 5/25/33(2)
Trust 2003-52, Cl. NS, 16.929%, 6/25/23(2)                     395,150        53,230
Trust 2004-56, Cl. SE, 12.159%, 10/25/33(2)                    415,628        46,807
Trust 2005-14, Cl. SE, 17.061%, 3/25/35(2)                     580,848        81,949
Trust 2005-87, Cl. SE, 17.731%, 10/25/35(2)                    576,632        75,724
Trust 2006-42, Cl. LI, 16.701%, 6/25/36(2)                     540,190        66,839
Trust 2006-51, Cl. SA, 15.478%, 6/25/36(2)                     219,010        25,794
Trust 2006-53, Cl. US, 21.864%, 6/25/36(2)                     582,475        69,662


                      7 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS August 31, 2010 (Unaudited)

                                                             Principal
                                                              Amount        Value
                                                            ----------   ----------
Trust 2006-60, Cl. DI, 21.504%, 4/25/35(2)                  $  451,311   $    53,915
                                                                         -----------
Total Mortgage-Backed Obligations (Cost $781,450)                            743,401
U.S. GOVERNMENT OBLIGATIONS--5.7%
U.S. Treasury Bills:
0.132%, 9/2/10(3)                                              500,000       499,998
0.215%, 12/2/10                                                500,000       499,838
                                                                         -----------
Total U.S. Government Obligations (Cost $999,826)                            999,836
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--11.0%
CONSUMER DISCRETIONARY--3.1%
AUTO COMPONENTS--0.3%
Goodyear Tire & Rubber Co. (The), 10.50% Sr. Unsec.
   Nts., 5/15/16                                                45,000        50,175
AUTOMOBILES--0.3%
Case New Holland, Inc., 7.875% Sr. Nts., 12/1/17(4)             45,000        47,588
DIVERSIFIED CONSUMER SERVICES--0.3%
ServiceMaster Co., 10.75% Sr. Unsec. Nts., 7/15/15(4, 5)        45,000        47,363
HOTELS, RESTAURANTS & LEISURE--0.3%
Harrah's Operating Co., Inc., 10% Sr. Sec. Nts., 12/15/18       60,000        47,100
INTERNET & CATALOG RETAIL--0.2%
QVC, Inc., 7.50% Sr. Sec. Nts., 10/1/19(4)                      45,000        46,125
LEISURE EQUIPMENT & PRODUCTS--0.3%
Toys R Us Property Co. I LLC, 10.75% Sr. Unsec. Nts.,
   7/15/17                                                      45,000        50,963
MEDIA--1.4%
Cablevision Systems Corp., 8.625% Sr. Unsec. Unsub.
   Nts., 9/15/17(4)                                             45,000        49,275
Charter Communications, Inc., 13.50% Sr. Nts., 11/30/16         40,000        47,600
Clear Channel Worldwide Holdings, Inc., 9.25% Sr. Unsec.
   Unsub. Nts., 12/15/17(4)                                     50,000        52,688
Nielsen Finance LLC/Nielsen Finance Co. (The), 0%/12.50%
   Sr. Unsec. Sub. Nts., 8/1/16(6)                              50,000        49,813
TL Acquisitions, Inc., 10.50% Sr. Nts., 1/15/15(4)              55,000        52,800
                                                                         -----------
                                                                             252,176
CONSUMER STAPLES--0.3%
FOOD & STAPLES RETAILING--0.3%
SUPERVALU, Inc., 8% Sr. Unsec. Nts., 5/1/16                     50,000        50,375
ENERGY--1.1%
OIL, GAS & CONSUMABLE FUELS--1.1%
Chesapeake Energy Corp., 9.50% Sr. Unsec. Nts., 2/15/15         45,000        50,850
CONSOL Energy, Inc., 8% Sr. Unsec. Nts., 4/1/17(4)              45,000        47,700
Denbury Resources, Inc., 8.25% Sr. Unsec. Sub. Nts.,
   2/15/20                                                      45,000        48,263
Linn Energy LLC, 8.625% Sr. Unsec. Nts., 4/15/20(4)             50,000        53,000
                                                                         -----------
                                                                             199,813
FINANCIALS--1.4%
CAPITAL MARKETS--0.3%
E*TRADE Financial Corp., 12.50% Sr. Unsec. Unsub. Nts.,
   11/30/17(5)                                                  45,000        50,400


                      8 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS August 31, 2010 (Unaudited)

                                                             Principal
                                                               Amount       Value
                                                            ----------   -----------
COMMERCIAL BANKS--0.3%
CIT Group, Inc., 7% Sr. Sec. Bonds, 5/1/17                  $   55,000   $    51,992
CONSUMER FINANCE--0.3%
SLM Corp., 8.45% Sr. Unsec. Nts., Series A, 6/15/18             55,000        50,536
REAL ESTATE MANAGEMENT & DEVELOPMENT--0.2%
Realogy Corp., 10.50% Sr. Unsec. Nts., 4/15/14                  55,000        45,100
THRIFTS & MORTGAGE FINANCE--0.3%
Residential Capital LLC, 9.625% Jr. Sec. Nts., 5/15/15          50,000        49,750
HEALTH CARE--0.6%
HEALTH CARE PROVIDERS & SERVICES--0.3%
Community Health Systems, Inc., 8.875% Sr. Unsec. Nts.,
   7/15/15                                                      45,000        46,800
HEALTH CARE TECHNOLOGY--0.3%
IMS Health, Inc., 12.50% Sr. Nts., 3/1/18(4)                    45,000        52,369
INDUSTRIALS--0.9%
BUILDING PRODUCTS--0.3%
Masco Corp., 6.125% Sr. Unsec. Unsub. Nts., 10/3/16             50,000        50,330
ELECTRICAL EQUIPMENT--0.3%
RBS Global, Inc., /Rexnord LLC, 8.50% Sr. Unsec. Nts.,
   5/1/18                                                       50,000        50,625
MACHINERY--0.3%
Navistar International Corp., 8.25% Sr. Unsec. Nts.,
   11/1/21                                                      45,000        47,363
INFORMATION TECHNOLOGY--0.8%
COMMUNICATIONS EQUIPMENT--0.2%
Lucent Technologies, Inc., 6.45% Unsec. Debs., 3/15/29          70,000        47,600
IT SERVICES--0.6%
First Data Corp., 10.55% Sr. Unsec. Nts., 9/24/15(5)            65,000        49,238
SunGard Data Systems, Inc., 9.125% Sr. Unsec. Nts.,
   8/15/13                                                      50,000        51,313
                                                                         -----------
                                                                             100,551
MATERIALS--1.1%
CHEMICALS--0.3%
Hexion US Finance Corp./Hexion Nova Scota Finance ULC,
8.875% Sr. Sec. Nts., 2/1/18                                    55,000        51,150
METALS & MINING--0.3%
Freeport-McMoRan Copper & Gold, Inc., 8.375% Sr. Nts.,
   4/1/17                                                       45,000        50,014
PAPER & FOREST PRODUCTS--0.5%
NewPage Corp., 11.375% Sr. Sec. Nts., 12/31/14                  55,000        44,963
Weyerhaeuser Co., 7.375% Debs., 3/15/32                         50,000        51,001
                                                                         -----------
                                                                              95,964
TELECOMMUNICATION SERVICES--1.1%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.5%
Frontier Communications Corp., 8.50% Sr. Unsec. Nts.,
   4/15/20                                                      45,000        47,981
Windstream Corp., 8.625% Sr. Unsec. Unsub. Nts., 8/1/16         50,000        51,875
                                                                         -----------
                                                                              99,856
WIRELESS TELECOMMUNICATION SERVICES--0.6%
CC Holdings GS V LLC/Crown Castle GS III Corp., 7.75%
   Sr. Sec. Nts., 5/1/17(4)                                     50,000        54,750
Clearwire Communications LLC/Clearwire Finance, Inc.,
   12% Sr. Sec. Nts., 12/1/15(4)                                45,000        45,225
                                                                         -----------
                                                                              99,975


                      9 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS August 31, 2010 (Unaudited)

                                                             Principal
                                                               Amount       Value
                                                            ----------   -----------
UTILITIES--0.6%
ELECTRIC UTILITIES--0.6%
Edison Mission Energy, 7% Sr. Unsec. Nts., 5/15/17          $   75,000   $    51,563
Texas Competitive Electric Holdings Co. LLC, 10.25% Sr.         70,000        44,968
   Unsec. Nts., Series A, 11/1/15
                                                                         -----------
                                                                              96,531
                                                                         -----------
Total Non-Convertible Corporate Bonds and Notes
   (Cost $1,909,716)                                                       1,928,584
EVENT-LINKED BONDS--14.2%
EARTHQUAKE--2.3%
Midori Ltd. Catastrophe Linked Nts., 3.276%,
   10/24/12(4, 7)                                              400,000       398,000
MULTIPLE EVENT--5.5%
East Lane Re II Ltd. Catastrophe Linked Nts., 15.033%,
   4/7/11(4, 7)                                                250,000       243,100
Nelson Re Ltd. Catastrophe Linked Nts., Series 2008-1,
Cl. H, 12.376%, 6/6/11(4,7)                                    500,000        72,300
Successor X Ltd. Catastrophe Linked Nts., 16.75%,
4/4/13(4, 7)                                                   250,000       219,975
Vega Capital Ltd. Catastrophe Linked Nts., Series D,           250,000       434,375
0%, 6/24/11(4, 8)
                                                                         -----------
                                                                             969,750

WINDSTORM--6.4%
Akibare Ltd. Catastrophe Linked Nts., Cl. A, 3.289%,
   5/22/12(4,7)                                                250,000       249,875
Blue Fin Ltd. Catastrophe Linked Nts., Series 1, Cl.
   A, 5.347%, 4/10/12(4, 7)                                    500,000       607,045
East Lane Re III Ltd. Catastrophe Linked Nts.,                 250,000       258,875
   10.783%, 3/16/12(4, 7)

                                                                         -----------
                                                                           1,115,795
                                                                         -----------
Total Event-Linked Bonds (Cost $2,464,564)                                 2,483,545

                                                              Shares
                                                            ----------
INVESTMENT COMPANY--37.5%
Oppenheimer Institutional Money Market Fund, Cl. E,
   0.26% (9, 10) (Cost $6,578,997)                           6,578,997     6,578,997

TOTAL INVESTMENTS, AT VALUE (COST $18,032,561)                   102.2%   17,932,327
Liabilities in Excess of Other Assets                             (2.2)     (382,587)
                                                             ---------    ----------
Net Assets                                                       100.0%  $17,549,740
                                                             =========   ===========

Footnotes to Statement of Investments

Strike price is reported in U.S. Dollars, except for those denoted in the following currency:

EUR   Euro

(1.) Non-income producing security.

(2.) Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $743,401 or 4.24% of the Fund's net assets as of August 31, 2010.

(3.) All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $499,998. See accompanying Notes.


                     10 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS August 31, 2010 (Unaudited)

(4.) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $3,032,428 or 17.28% of the Fund's net assets as of August 31, 2010.

(5.) Interest or dividend is paid-in-kind, when applicable.

(6.) Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

(7.) Represents the current interest rate for a variable or increasing rate security.

(8.) Zero coupon bond reflects effective yield on the date of purchase.

(9.) Rate shown is the 7-day yield as of August 31, 2010.

(10.)Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 31, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                     SHARES        GROSS        GROSS          SHARES
                                  MAY 28, 2010   ADDITIONS   REDUCTIONS   AUGUST 31, 2010
                                  ------------   ---------   ----------   ---------------
Oppenheimer Institutional Money
   Market Fund, Cl. E               9,023,766    3,743,991    6,188,760      6,578,997

                                     VALUE     INCOME
                                  ----------   ------
Oppenheimer Institutional Money
   Market Fund, Cl. E             $6,578,997   $5,028

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of August 31, 2010 based on valuation input level:

                                              LEVEL 1--         LEVEL 2--            LEVEL 3--
                                              UNADJUSTED    OTHER SIGNIFICANT       SIGNIFICANT
                                            QUOTED PRICES   OBSERVABLE INPUTS   UNOBSERVABLE INPUTS      VALUE
                                            -------------   -----------------   -------------------   -----------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary                   $   425,381        $  138,632               $--           $   564,013
   Consumer Staples                             312,157           101,018                --               413,175
   Energy                                        75,789            17,896                --                93,685
   Financials                                 1,254,701            33,475                --             1,288,176
   Health Care                                  757,631            65,875                --               823,506
   Industrials                                  312,146           114,843                --               426,989
   Information Technology                       562,907           202,519                --               765,426
   Materials                                    218,136           305,387                --               523,523
   Telecommunication Services                   152,677                --                --               152,677
   Utilities                                    112,157            34,280                --               146,437
Rights, Warrants and Certificates                   357                --                --                   357
Mortgage-Backed Obligations                          --           743,401                --               743,401
U.S. Government Obligations                          --           999,836                --               999,836
Non-Convertible Corporate Bonds and Notes            --         1,928,584                --             1,928,584
Event-Linked Bonds                                   --         2,483,545                --             2,483,545


                     11 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS August 31, 2010 (Unaudited)

Investment Company                            6,578,997                --                --             6,578,997
                                            -----------        ----------               ---           -----------
Total Investments, at Value                  10,763,036         7,169,291                --            17,932,327
OTHER FINANCIAL INSTRUMENTS:
Futures margins                                  25,865                --                --                25,865
Foreign currency exchange contracts                  --            61,852                --                61,852
Appreciated swaps, at value                          --           240,800                --               240,800
Depreciated swaps, at value                          --            11,046                --                11,046
                                            -----------        ----------               ---           -----------
Total Assets                                $10,788,901        $7,482,989               $--           $18,271,890
                                            -----------        ----------               ---           -----------
LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Futures margins                             $   (21,746)       $       --               $--           $   (21,746)
Foreign currency exchange contracts                  --          (118,884)               --              (118,884)
Appreciated swaps, at value                          --           (31,889)               --               (31,889)
Depreciated swaps, at value                          --          (392,905)               --              (392,905)
                                            -----------        ----------               ---           -----------
Total Liabilities                           $   (21,746)       $ (543,678)              $--           $  (565,424)
                                            -----------        ----------               ---           -----------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the significant transfers between Level 1 and Level 2. The Fund's policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

                                TRANSFERS   TRANSFERS   TRANSFERS   TRANSFERS
                                   INTO       OUT OF       INTO       OUT OF
                                 LEVEL 1*   LEVEL 1**   LEVEL 2**    LEVEL 2*
                                ---------   ---------   ---------   ---------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary        $142,217   $ (31,474)   $ 31,474   $(142,217)
   Consumer Staples               161,728     (49,419)     49,419    (161,728)
   Energy                              --          --          --          --
   Financials                      47,970          --          --     (47,970)
   Health Care                    106,600          --          --    (106,600)
   Industrials                     96,905          --          --     (96,905)
   Information Technology          50,995     (79,770)     79,770     (50,995)
   Materials                       88,695     (17,738)     17,738     (88,695)
   Telecommunication Services      33,881          --          --     (33,881)
                                 --------   ---------    --------   ---------
Total Assets                     $728,991   $(178,401)   $178,401   $(728,991)
                                 ========   =========    ========   =========

* Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price. As of the prior reporting period end, these securities were absent of a readily available unadjusted quoted market price due to a significant event occurring before the Fund's assets were valued but after the close of the securities' respective exchanges.

** Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund's assets were valued but after the close of the securities' respective exchanges.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.


                     12 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS August 31, 2010 (Unaudited)

FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF AUGUST 31, 2010 ARE AS FOLLOWS:

                                       CONTRACT
COUNTERPARTY/CONTRACT           BUY/    AMOUNT          EXPIRATION                 UNREALIZED     UNREALIZED
DESCRIPTION                     SELL    (000'S)            DATE         VALUE     APPRECIATION   DEPRECIATION
---------------------           ----   --------         ----------   ----------   ------------   ------------
BANC OF AMERICA:
Argentine Peso (ARP)            Buy      1,350    ARP     9/16/10    $  340,535      $ 1,849       $     --
Hong Kong Dollar (HKD)          Sell     2,700    HKD      9/3/10       347,108          593             --
New Taiwan Dollar (TWD)         Sell    11,000    TWD     9/15/10       343,412        1,146             --
New Zealand Dollar (NZD)        Buy        119    NZD    10/18/10        82,650           --          1,695
New Zealand Dollar (NZD)        Sell        60    NZD    10/18/10        41,672          854             --
                                                                                     -------       --------
                                                                                       4,442          1,695

BANK PARIBAS ASIA - FGN
South African Rand (ZAR)        Buy      2,700    ZAR     9/15/10       365,136       10,489             --

BARCLAY'S CAPITAL:
Australian Dollar (AUD)         Sell       440    AUD     9/20/10       390,454           --         20,854

Euro (EUR)                      Sell        55    EUR    10/18/10        69,695        1,008             --
Japanese Yen (JPY)              Buy     24,000    JPY     9/30/10       285,774        1,750             --
Japanese Yen (JPY)              Sell    59,000    JPY     9/21/10       702,459           --          3,386
                                                                                     -------       --------
                                                                                       2,758         24,240

CITIGROUP:
Canadian Dollar (CAD)           Sell       380    CAD     9/20/10       356,247       12,328             --
Chilean Peso (CLP)              Sell    95,000    CLP     10/4/10       188,737           --          5,162
Chinese Renminbi (Yuan) (CNY)   Sell     1,200    CNY     11/2/10       176,353           --            142
Czech Koruna (CZK)              Sell     1,600    CZK      9/7/10        81,881           --          3,565
Euro (EUR)                      Buy        850    EUR     9/30/10     1,077,122           --          2,336
Hong Kong Dollar (HKD)          Sell       400    HKD      9/7/10        51,425           --             84
Hungarian Forint (HUF)          Sell    11,500    HUF      9/7/10        50,724           --             63
Indian Rupee (INR)              Buy     16,000    INR      9/3/10       339,980           --          2,743
Mexican Nuevo Peso (MXN)        Sell       700    MXN      9/7/10        52,991          281             --
New Turkish Lira (TRY)          Sell       100    TRY      9/7/10        65,406           --          2,194
Polish Zloty (PLZ)              Sell       400    PLZ      9/7/10       126,513           --          5,484
Singapore Dollar (SGD)          Sell       100    SGD      9/7/10        73,773           --          1,831
South African Rand (ZAR)        Sell       200    ZAR      9/7/10        27,085           --          1,345
Swedish Krona (SEK)             Sell     1,780    SEK    10/18/10       240,624           --            589
                                                                                     -------       --------
                                                                                      12,609         25,538

CREDIT SUISSE:
Euro (EUR)                      Sell        45    EUR    10/18/10        57,023          151             --
Japanese Yen (JPY)              Sell    29,000    JPY     9/13/10       345,246           --         17,080
New Turkish Lira (TRY)          Buy        550    TRY     11/1/10       356,239           --          1,078
Norwegian Krone (NOK)           Sell     1,200    NOK    10/18/10       189,755        1,599             --
Swiss Franc (CHF)               Sell       505    CHF    10/18/10       497,623           --         10,291
                                                                                     -------       --------
                                                                                       1,750         28,449

DEUTSCHE BANK CAPITAL CORP.:
Australian Dollar (AUD)         Buy         51    AUD     9/30/10        45,198           --            204
British Pound Sterling (GBP)    Buy        209    GBP    9/30/10-
                                                         10/18/10       320,447           --          3,569


                     13 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS August 31, 2010 (Unaudited)

Canadian Dollar (CAD)           Buy        269    CAD    9/30/10-
                                                         10/18/10       252,121           --          2,592
Canadian Dollar (CAD)           Sell       417    CAD    10/18/10       390,753        6,349             --
Japanese Yen (JPY)              Sell    24,400    JPY    10/18/10       290,596           --          5,341
Swiss Franc (CHF)               Buy         49    CHF     9/30/10        48,277          644             --
                                                                                     -------       --------
                                                                                       6,993         11,706

GOLDMAN SACHS EM
Brazilian Real (BRR)            Buy        650    BRR     10/4/10       367,509          609             --
                                                                                     -------       --------
JP MORGAN CHASE
Mexican Nuevo Peso (MXN)        Buy      4,720    MXN    10/18/10       355,755           --          3,319
                                                                                     -------       --------
JP MORGAN EM:
Indian Rupee (INR)              Buy     16,000    INR     11/3/10       336,980           --            288
Indian Rupee (INR)              Sell    16,000    INR      9/3/10       339,980          229             --
                                                                                     -------       --------
                                                                                         229            288

NOMURA SECURITIES:
British Pound Sterling (GBP)    Sell       122    GBP    10/18/10       187,043        3,044             --
Japanese Yen (JPY)              Buy     42,600    JPY    10/18/10       507,353       11,176             --
Japanese Yen (JPY)              Sell     4,400    JPY    10/18/10        52,403           --          1,013
                                                                                     -------       --------
                                                                                      14,220          1,013

RBS GREENWICH CAPITAL:
Euro (EUR)                      Sell       470    EUR    11/17/10       595,540        7,000             --
Swiss Franc (CHF)               Sell       360    CHF     9/13/10       354,633           --         12,102
                                                                                     -------       --------
                                                                                       7,000         12,102

STATE STREET:
Australian Dollar (AUD)         Buy        631    AUD    10/18/10       558,104           --          7,827
Australian Dollar (AUD)         Sell       125    AUD    10/18/10       110,560          753            136
                                                                                     -------       --------
                                                                                         753          7,963

WESTPAC
British Pound Sterling (GBP)    Sell       120    GBP     9/20/10       184,011           --          2,571
                                                                                     -------       --------
Total unrealized appreciation and depreciation                                       $61,852       $118,884
                                                                                     =======       ========

FUTURES CONTRACTS AS OF AUGUST 31, 2010 ARE AS FOLLOWS:

                                                                                                       UNREALIZED
                                                               NUMBER OF   EXPIRATION                 APPRECIATION
CONTRACT DESCRIPTION                                BUY/SELL   CONTRACTS      DATE         VALUE     (DEPRECIATION)
--------------------                                --------   ---------   ----------   ----------   --------------
DAX Index                                           Sell               3      9/17/10   $  561,661       (2,171)
Euro-Bundesobligation                               Buy                2       9/8/10      340,713       15,975
FTSE 100 Index                                      Buy                1      9/17/10       79,773       (1,040)
Japan (Government of) Bonds, 10 yr.                 Buy                2       9/8/10      340,364          530
NIKKEI 225 Index                                    Buy                4       9/9/10      209,380      (12,814)
SPI 200 Index                                       Sell               2      9/16/10      195,156          252
Standard & Poor's 500 E-Mini Index                  Sell              68      9/17/10    3,564,220       (3,777)
Standard & Poor's/Toronto Stock Exchange 60 Index   Sell               2      9/16/10      260,065       (4,829)
U.S. Treasury Long Bonds, 20 yr.                    Buy               16     12/21/10    2,160,500       20,745
U.S. Treasury Nts., 2 yr.                           Sell              17     12/31/10    3,725,391       (2,035)
U.S. Treasury Nts., 10 yr.                          Buy                6     11/26/10      753,750        1,881
United Kingdom Long Gilt                            Buy                2     12/29/10      384,210         (304)
                                                                                                       --------
                                                                                                       $ 12,413
                                                                                                       ========


                     14 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS August 31, 2010 (Unaudited)

CREDIT DEFAULT SWAP CONTRACTS AS OF AUGUST 31, 2010 ARE AS FOLLOWS:

                                                                PAY/                   UPFRONT
                                       BUY/SELL    NOTIONAL   RECEIVE                  PAYMENT                 UNREALIZED
REFERENCE ENTITY/                       CREDIT      AMOUNT     FIXED    TERMINATION   RECEIVED/               APPRECIATION
SWAP COUNTERPARTY                     PROTECTION    (000'S)     RATE        DATE        (PAID)      VALUE    (DEPRECIATION)
-----------------                     ----------   --------   -------   -----------   ---------   --------   --------------
CATERPILLAR, INC.
UBS AG                                      Sell      350        1          9/20/15    $ (5,232)  $  3,215      $ (2,017)
                                                      ---                              --------   --------      --------
                                           Total      350                                (5,232)     3,215        (2,017)
CDX NORTH AMERICA HIGH YIELD INDEX,
   SERIES 14
Barclays Bank plc                           Sell      500        5          6/20/15      27,361    (15,996)       11,365
                                                      ---                              --------   --------      --------
                                           Total      500                                27,361    (15,996)       11,365

DEERE & CO
Goldman Sachs International                 Sell      350        1          9/20/15      (8,712)     7,831          (881)
                                                      ---                              --------   --------      --------
                                           Total      350                                (8,712)     7,831          (881)

INTERNATIONAL LEASE FINANCE CORP.:
Citibank NA, New York                       Sell      155        5          9/20/15      (8,393)    12,285         3,892
Goldman Sachs International                 Sell      195        5          9/20/15     (11,001)    15,455         4,454
                                                      ---                              --------   --------      --------
                                           Total      350                               (19,394)    27,740         8,346

PFIZER, INC.
Deutsche Bank AG                            Buy       350        1          9/20/15       8,463     (8,697)         (234)
                                                      ---                              --------   --------      --------
                                           Total      350                                 8,463     (8,697)         (234)

QUEST DIAGNOSTICS, INC.:
Goldman Sachs International                 Buy       350        1          9/20/15      (6,187)     6,434           247
Goldman Sachs International                 Buy       350        1          9/20/15      10,028     (9,916)          112
                                                      ---                              --------   --------      --------
                                           Total      700                                 3,841     (3,482)          359

RAYTHEON CO.
Citibank NA, New York                        Buy      350        1          9/20/15       7,742     (8,177)         (435)
                                                      ---                              --------   --------      --------
                                           Total      350                                 7,742     (8,177)         (435)

SLM CORP.:
Citibank NA, New York                       Sell      200        5          9/20/15       6,880    (15,047)       (8,167)
Goldman Sachs International                 Sell       75        5          9/20/15       2,292     (5,643)       (3,351)
UBS AG                                      Sell       75        5          9/20/15       2,469     (5,643)       (3,174)
                                                      ---                              --------   --------      --------
                                           Total      350                                11,641    (26,333)      (14,692)

STAPLES, INC.
Deutsche Bank AG                            Buy       350        1          9/20/15      (3,100)     6,676         3,576
                                                      ---                              --------   --------      --------
                                           Total      350                                (3,100)     6,676         3,576

TIME WARNER, INC.
Deutsche Bank AG                            Sell      350        1          9/20/15       6,569     (5,977)          592
                                                      ---                              --------   --------      --------
                                           Total      350                                 6,569     (5,977)          592
                                                                                       --------   --------      --------
Grand Total Buys                                                                         16,946    (13,680)        3,266
Grand Total Sells                                                                        12,233     (9,520)        2,713
                                                                                       --------   --------      --------
Total Credit Default Swaps                                                             $ 29,179   $(23,200)     $  5,979
                                                                                       ========   ========      ========


                     15 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS August 31, 2010 (Unaudited)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

                                                 TOTAL MAXIMUM POTENTIAL PAYMENTS
TYPE OF REFERENCE ASSET ON WHICH THE FUND SOLD     FOR SELLING CREDIT PROTECTION                          REFERENCE ASSET
PROTECTION                                                (UNDISCOUNTED)            AMOUNT RECOVERABLE*    RATING RANGE**
----------------------------------------------   --------------------------------   -------------------   ---------------
Non-Investment Grade Corporate Debt Indexes                $  500,000                      $--                      B+
Investment Grade Single Name Corporate Debt                 1,750,000                       --               A to BBB-
                                                           ----------                      ---
Total                                                      $2,250,000                      $--
                                                           ==========                      ===

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor's rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

INTEREST RATE SWAP CONTRACTS AS OF AUGUST 31, 2010 ARE AS FOLLOWS:

                            NOTIONAL
INTEREST RATE/               AMOUNT                PAID BY       RECEIVED BY    TERMINATION
SWAP COUNTERPARTY            (000'S)              THE FUND         THE FUND         DATE        VALUE
-----------------           --------         -----------------   ------------   -----------   --------
SIX-MONTH AUD BBR BBSW
                                                                    Six-Month
Westpac Banking Corp.          1,455   AUD               5.660%  AUD BBR BBSW        8/6/20   $(47,155)
                                                                                              --------
SIX-MONTH GBP BBA LIBOR
                                             Six-Month GBP BBA
Barclays Bank plc                835   GBP               LIBOR          3.328%       8/3/20     45,907
                                                                                              --------
SIX-MONTH JPY BBA LIBOR:
                                                                    Six-Month
                                                                      JPY BBA
Citibank NA                   22,000   JPY               1.391          LIBOR       10/6/19    (10,607)
                                                                    Six-Month
                                                                      JPY BBA
JPMorgan Chase Bank NA        46,000   JPY               1.077          LIBOR        8/7/20     (1,160)
                                                                    Six-Month
                                                                      JPY BBA
JPMorgan Chase Bank NA        47,000   JPY               1.563          LIBOR       11/9/19    (30,517)
                             -------                                                          --------
Total                        115,000   JPY                                                     (42,284)

THREE-MONTH USD BBA LIBOR
                                               Three-Month USD
Barclays Bank plc              1,310                 BBA LIBOR          2.500        9/4/20      1,347
                                                                                              --------
Total Interest Rate Swaps                                                                     $(42,185)
                                                                                              ========

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD   Australian Dollar
GBP   British Pounds Sterling
JPY   Japanese Yen
JPY   Japanese Yen

Abbreviations/Definitions are as follows:

BBA LIBOR   British Bankers' Association London-Interbank Offered Rate
BBR BBSW    Bank Bill Swap Reference Rate (Australian Financial Market)


                     16 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS August 31, 2010 (Unaudited)

TOtal Return Swap Contracts as of August 31, 2010 are as follows:

                          NOTIONAL
REFERENCE ENTITY/           AMOUNT             PAID BY            RECEIVED BY        TERMINATION
SWAP COUNTERPARTY          (000'S)             THE FUND            THE FUND             DATE         VALUE
-----------------         --------         ---------------   --------------------   ------------   ---------
AMEX INDU SELECT INDEX:

                                             One-Month USD
                                            BBA LIBOR plus
                                           17 basis points
                                                    and if
                                             negative, the
                                            absolute value
                                              of the Total       If positive, the
                                             Return of the    Total Return of the
                                                 AMEX Indu       AMEX Indu Select
UBS AG                    $    348            Select Index                  Index         3/4/11   $ (33,474)

                                             One-Month USD
                                            BBA LIBOR plus
                                           17 basis points
                                                    and if
                                             negative, the
                                            absolute value
                                              of the Total       If positive, the
                                             Return of the    Total Return of the
                                                 AMEX Indu       AMEX Indu Select
UBS AG                          67            Select Index                  Index        7/11/11      (6,879)
                                                                                                   ---------
                                                                                       Reference
                                                                                    Entity Total     (40,353)

CONSUMER STAPLES SELECT
SECTOR INDEX

                                             One-Month USD
                                            BBA LIBOR plus
                                           15 basis points
                                                    and if
                                             negative, the
                                            absolute value
                                              of the Total
                                             Return of the       If positive, the
                                                  Consumer    Total Return of the
                                            Staples Select       Consumer Staples
Morgan Stanley                 391            Sector Index    Select Sector Index         3/9/11     (11,021)

MATERIALS SELECT SECTOR
INDEX

                                             One-Month USD
                                             BBA LIBOR and
                                              if negative,
                                              the absolute
                                              value of the
                                           Total Return of       If positive, the
                                             the Materials    Total Return of the
                                             Select Sector       Materials Select
Morgan Stanley                 391                   Index           Sector Index        8/10/11     (21,886)

MSCI DAILY GROSS TR
EUROPE EURO INDEX:

                                                                One-Month EURIBOR
                                                                   minus 60 basis
                                              If positive,          points and if
                                                 the Total          negative, the
                                             Return of the      absolute value of
                                                MSCI Daily    the Total Return of
                                              Gross Europe   the MSCI Daily Gross
Citibank NA                    136   EUR        Euro Index      Europe Euro Index        1/12/11       7,067

                                                                One-Month EURIBOR
                                              If positive,   minus 3 basis points
                                                 the Total   and if negative, the
                                             Return of the      absolute value of
                                                MSCI Daily    the Total Return of
Goldman Sachs Group,                          Gross Europe   the MSCI Daily Gross
Inc. (The)                     106   EUR        Euro Index      Europe Euro Index        1/12/11       5,775

                                                                One-Month EURIBOR
                                              If positive,   minus 3 basis points
                                                 the Total   and if negative, the
                                             Return of the      absolute value of
                                                MSCI Daily    the Total Return of
Goldman Sachs Group,                          Gross Europe   the MSCI Daily Gross
Inc. (The)                     198   EUR        Euro Index      Europe Euro Index        1/12/11      10,752


                      17 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS August 31, 2010 (Unaudited)

                                                                 One-Month Europe
                                                                  EURIBOR minus 3
                                              If positive,    basis points and if
                                                 the Total          negative, the
                                             Return of the      absolute value of
                                                MSCI Daily    the Total Return of
Goldman Sachs Group,                          Gross Europe   the MSCI Daily Gross
Inc. (The)                      87   EUR        Euro Index      Europe Euro Index        1/17/11       4,354

                                                                One-Month EURIBOR
                                                                   minus 30 basis
                                              If positive,          points and if
                                                 the Total          negative, the
                                             Return of the      absolute value of
                                                MSCI Daily    the Total Return of
                                              Gross Europe   the MSCI Daily Gross
Morgan Stanley                 203   EUR        Euro Index      Europe Euro Index        1/12/11      10,436

                                                                One-Month EURIBOR
                                                                   minus 70 basis
                                              If positive,          points and if
                                                 the Total          negative, the
                                             Return of the      absolute value of
                                                MSCI Daily    the Total Return of
                                              Gross Europe   the MSCI Daily Gross
UBS AG                          68   EUR        Euro Index      Europe Euro Index        1/12/11       3,530
                                                                                                   ---------
                                                                                       Reference
                                                                                    Entity Total      41,914

MSCI DAILY TR GROSS
EAFE USD COM STK INDEX

                                                 One-Month
                                             USD BBA LIBOR
                                             plus 40 basis
                                             points and if
                                             negative, the
                                            absolute value
                                              of the Total        If positive the
                                             Return of the    Total Return of the
                                                MSCI Daily       MSCI Daily Gross
                                            Gross EAFE USD       EAFE USD COM STK
UBS AG                         533           COM STK Index                  Index        7/12/11     (34,158)

MSCI DAILY TR GROSS
EAFE USD INDEX:

                                                                One-Month USD BBA
                                                              LIBOR minus 5 basis
                                              If positive,          points and if
                                                 the Total          negative, the
                                             Return of the      absolute value of
                                                MSCI Daily    the Total Return of
                                            Gross EAFE USD   the MSCI Daily Gross
Citibank NA                    240                   Index         EAFE USD Index         5/4/11       8,164

                                                                One-Month USD BBA
                                                              LIBOR minus 5 basis
                                              If positive,          points and if
                                                 the Total          negative, the
                                             Return of the      absolute value of
                                                MSCI Daily    the Total Return of
                                            Gross EAFE USD   the MSCI Daily Gross
Citibank NA                    201                   Index         EAFE USD Index         5/4/11       6,302

                                                                One-Month USD BBA
                                              If positive,    LIBOR minus 5 basis
                                                 the Total          points and if
                                             Return of the    negative, the Total
                                                MSCI Daily     Return of the MSCI
                                            Gross EAFE USD   Daily Gross EAFE USD
Citibank NA                  1,496                   Index                  Index         5/4/11      44,828
                                                                                                   ---------
                                                                                       Reference
                                                                                    Entity Total      59,294

MSCI DAILY TR ITALY
USD INDEX:

                                                 One-Month
                                             USD BBA LIBOR
                                            minus 25 basis
                                             points and if
                                             negative, the
                                            absolute value
                                              of the Total       If positive, the
                                             Return of the    Total Return of the
Goldman Sachs Group,                            MSCI Daily   MSCI Daily Italy USD
Inc. (The)                     346         Italy USD Index                  Index         3/4/11     (37,828)


                      18 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS August 31, 2010 (Unaudited)

                                             One-Month USD
                                           BBA LIBOR minus
                                           25 basis points
                                                    and if
                                             negative, the
                                            absolute value
                                              of the Total       If positive, the
                                             Return of the    Total Return of the
Goldman Sachs Group,                            MSCI Daily   MSCI Daily Italy USD
Inc. (The)                      27         Italy USD Index                  Index         3/4/11      (3,221)
                                                                                                   ---------
                                                                                       Reference
                                                                                    Entity Total     (41,049)

MSCI DAILY TR NET
EMERGING MARKETS KOREA
PRICE RETURN INDEX

                                             One-Month USD
                                            BBA LIBOR plus
                                           30 basis points
                                                    and if
                                             negative, the
                                            absolute value
                                              of the Total
                                             Return of the       If positive, the
                                            MSCI Daily Net    Total Return of the
                                                  Emerging         MSCI Daily Net
                                             Markets Korea       Emerging Markets
                                              Price Return     Korea Price Return
UBS AG                         366                   Index                  Index         8/8/11     (20,335)

MSCI DAILY TR NET
FRANCE USD INDEX:

                                             One-Month USD
                                           BBA LIBOR minus
                                           35 basis points
                                                    and if
                                             negative, the
                                            absolute value
                                              of the Total
                                             Return of the       If positive, the
                                            MSCI Daily Net    Total Return of the
                                                France USD      MSCI Daily TR Net
Morgan Stanley                 348                   Index       France USD Index         3/9/11     (34,133)

                                                 One-Month
                                             USD BBA LIBOR
                                             plus 20 basis
                                             points and if
                                             negative, the
                                            absolute value
                                              of the Total
                                             Return of the       If positive, the
                                            MSCI Daily Net    Total Return of the
                                                France USD         MSCI Daily Net
Morgan Stanley                  46                   Index      France USD  Index         7/7/11      (5,392)
                                                                                                   ---------
                                                                                       Reference
                                                                                    Entity Total     (39,525)

MSCI DAILY TR NET JAPAN
USD INDEX

                                             One-Month USD
                                            BBA LIBOR plus
                                           25 basis points
                                                    and if
                                             negative, the
                                            absolute value       If positive, the
                                              of the Total      absolute value of
                                             Return of the    the Total Return of
                                            MSCI Daily Net     the MSCI Daily Net
Citibank NA                    346         Japan USD Index        Japan USD Index         7/8/11      (8,649)

MSCI GERMANY NET USD
INDEX

                                             One-Month USD
                                            BBA LIBOR plus
                                           25 basis points
                                                    and if
                                             negative, the
                                            absolute value
                                              of the Total       If positive, the
                                             Return of the    Total Return of the
                                              MSCI Germany       MSCI Germany Net
UBS AG                         368           Net USD Index             USD  Index         8/5/11     (33,937)


                      19 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS August 31, 2010 (Unaudited)

S&P 500 GROWTH INDEX

                                                                One-Month USD BBA
                                                              LIBOR minus 4 basis
                                              If positive,          points and if
                                                 the Total     negative, absolute
                                             Return of the     value of the Total
Goldman Sachs Group,                        S&P 500 Growth      Return of the S&P
Inc. (The)                     516                   Index       500 Growth Index        7/11/11      35,769
                                                                                                   ---------
                                                                                        Total of
                                                                                    Total Return
                                                                                           Swaps   $(113,936)
                                                                                                   =========

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

EUR         Euro

Abbreviations are as follows:

AMEX        American Stock Exchange
            British Bankers' Association London-Interbank
BBA LIBOR   Offered Rate
            Europe, Australasia, Far
EAFE        East
            Euro Interbank Offered
EURIBOR     Rate
MSCI        Morgan Stanley Capital International
S&P         Standard & Poor's
TR          Total Return


VOLATILITY SWAPS AS OF AUGUST 31, 2010 ARE AS FOLLOWS:

                          NOTIONAL
REFERENCE ENTITY/           AMOUNT               PAID BY           RECEIVED BY       TERMINATION
SWAP COUNTERPARTY          (000'S)              THE FUND            THE FUND            DATE          VALUE
-----------------         --------         ------------------   ---------------   ----------------   -------
AUD/CAD EXCHANGE RATE:

                                                 The Historic
                                            Volatility of the
                                             mid AUD/CAD spot
                                                exchange rate
                                                   during the
Citibank NA                      1   AUD   Observation Period            10.050%           9/30/10   $  (827)

                                                 The Historic
                                            Volatility of the
                                             mid AUD/CAD spot
                                                exchange rate
Credit Suisse                                      during the
International                    1   AUD   Observation Period            10.510            9/27/10        35

                                                 The Historic
                                            Volatility of the
                                             mid AUD/CAD spot
                                                exchange rate
                                                   during the
Deutsche Bank AG                 1   AUD   Observation Period             9.400             9/8/10      (284)

                                                 The Historic
                                            Volatility of the
                                             mid AUD/CAD spot
                                                exchange rate
                                                   during the
Deutsche Bank AG                 1   AUD   Observation Period            10.500            9/27/10      (305)
                                                                                                     -------
                                                                                  Reference Entity
                                                                                             Total    (1,381)

CAD/CHF EXCHANGE RATE:
                                                                   The Historic
                                                                  Volatility of
                                                                the mid CAD/CHF
                                                                  spot exchange
                                                                rate during the
                                                                    Observation
Citibank NA                      1   CAD               14.750%           Period            9/23/10       773


                      20 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS August 31, 2010 (Unaudited)

                                                                   The Historic
                                                                  Volatility of
                                                                the mid CAD/CHF
                                                                  spot exchange
                                                                rate during the
                                                                    Observation
Citibank NA                      1   CAD               12.050            Period            9/10/10     5,348

                                                                   The Historic
                                                                  Volatility of
                                                                the mid CAD/CHF
                                                                  spot exchange
                                                                rate during the
Credit Suisse                                                       Observation
International                    1   CAD               13.000            Period            9/13/10     3,821
                                                                                                     -------
                                                                                  Reference Entity
                                                                                             Total     9,942

CHF/SEK EXCHANGE RATE

                                                                   The Historic
                                                                  Volatility of
                                                                the mid CHF/SEK
                                                                  spot exchange
                                                                rate during the
Credit Suisse                                                       Observation
International                    1   CHF               10.250            Period            9/13/10     2,446

GBP/CHF EXCHANGE RATE:

                                                                   The Historic
                                                                  Volatility of
                                                                the mid GBP/CHF
                                                                  spot exchange
                                                                rate during the
Credit Suisse                                                       Observation
International                    1   GBP                9.900            Period             9/3/10     1,147

                                                                   The Historic
                                                                  Volatility of
                                                                the mid GBP/CHF
                                                                  spot exchange
                                                                rate during the
Credit Suisse                                                       Observation
International                    1   GBP               10.100            Period             9/7/10       784
                                                                                                     -------
                                                                                  Reference Entity
                                                                                             Total     1,931

GBP/JPY EXCHANGE RATE:

                                                 The Historic
                                            Volatility of the
                                             mid GBP/JPY spot
                                                exchange rate
                                                   during the
Deutsche Bank AG                 1   GBP   Observation Period            13.800            9/24/10    (2,133)

                                                 The Historic
                                            Volatility of the
                                             mid GBP/JPY spot
                                                exchange rate
                                                   during the
Deutsche Bank AG                 1   GBP   Observation Period            13.300            9/27/10    (2,903)
                                                                                                     -------
                                                                                  Reference Entity
                                                                                             Total    (5,036)

GBP/NZD EXCHANGE RATE:

                                                 The Historic
                                            Volatility of the
                                             mid GBP/NZD spot
                                                exchange rate
                                                   during the
Citibank NA                      1   GBP   Observation Period            12.250            9/13/10       896

                                                 The Historic
                                            Volatility of the
                                             mid GBP/NZD spot
                                                exchange rate
Credit Suisse                                      during the
International                    1   GBP   Observation Period            12.250            9/17/10       272


                      21 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS August 31, 2010 (Unaudited)

                                                 The Historic
                                            Volatility of the
                                             mid GBP/NZD spot
                                                exchange rate
                                                   during the
Deutsche Bank AG                 1   GBP   Observation Period            12.600            9/16/10       197
                                                                                                     -------
                                                                                  Reference Entity
                                                                                             Total     1,365

NZD/CHF EXCHANGE RATE
                                                                   The Historic
                                                                  Volatility of
                                                                the mid NZD/CHF
                                                                  spot exchange
                                                                rate during the
Credit Suisse                                                       Observation
International                    2   NZD               14.400            Period            10/4/10      (689)

NZD/JPY EXCHANGE RATE
                                                 The Historic
                                            Volatility of the
                                             mid NZD/JPY spot
                                                exchange rate
                                                   during the
Citibank NA                      2   NZD   Observation Period            18.050            10/1/10    (2,205)
                                                                                                     -------
                                                                                  Total Volatility
                                                                                             Swaps   $ 6,373
                                                                                                     =======

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD   Australian Dollar
CAD   Canadian Dollar
CHF   Swiss Franc
GBP   British Pounds Sterling
JPY   Japanese Yen
NZD   New Zealand Dollar
SEK   Swedish Krona

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

SWAP SUMMARY AS OF AUGUST 31, 2010 IS AS FOLLOWS:

                                                                     NOTIONAL
                                                                      AMOUNT
SWAP COUNTERPARTY                  SWAP TYPE FROM FUND PERSPECTIVE    (000'S)             VALUE
-----------------                  -------------------------------   --------           ---------
Barclays Bank plc:
                                   Credit Default Sell Protection    $    500           $ (15,996)
                                   Interest Rate                          835   GBP        45,907
                                   Interest Rate                        1,310               1,347
                                                                                        ---------
                                                                                           31,258

Citibank NA:
                                   Interest Rate                       22,000   JPY       (10,607)
                                   Total Return                           136   EUR         7,067
                                   Total Return                         2,283              50,645
                                   Volatility                               1   AUD          (827)
                                   Volatility                               2   CAD         6,121
                                   Volatility                               1   GBP           896
                                   Volatility                               2   NZD        (2,205)
                                                                                        ---------
                                                                                           51,090


                     22 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS August 31, 2010 (Unaudited)

Citibank NA, New York:
                                   Credit Default Buy Protection          350              (8,177)
                                   Credit Default Sell Protection         355              (2,762)
                                                                                        ---------
                                                                                          (10,939)

Credit Suisse International:
                                   Volatility                               1   AUD            35
                                   Volatility                               1   CAD         3,821
                                   Volatility                               1   CHF         2,446
                                   Volatility                               3   GBP         2,203
                                   Volatility                               2   NZD          (689)
                                                                                        ---------
                                                                                            7,816

Deutsche Bank AG:
                                   Credit Default Buy Protection          700              (2,021)
                                   Credit Default Sell Protection         350              (5,977)
                                   Volatility                               2   AUD          (589)
                                   Volatility                               3   GBP        (4,839)
                                                                                        ---------
                                                                                          (13,426)

Goldman Sachs Group, Inc. (The):
                                   Total Return                           391   EUR        20,881
                                   Total Return                           889              (5,280)
                                                                                        ---------
                                                                                           15,601

Goldman Sachs International:
                                   Credit Default Buy Protection          700              (3,482)
                                   Credit Default Sell Protection         620              17,643
                                                                                        ---------
                                                                                           14,161
                                                                                        ---------
JPMorgan Chase Bank NA             Interest Rate                                JPY
                                                                       93,000             (31,677)

Morgan Stanley:
                                   Total Return                           203   EUR       10,436
                                   Total Return                         1,176             (72,432)
                                                                                        ---------
                                                                                          (61,996)

UBS AG:
                                   Credit Default Sell Protection         425              (2,428)
                                   Total Return                            68   EUR         3,530
                                   Total Return                         1,682            (128,783)
                                                                                        ---------
                                                                                         (127,681)

Westpac Banking Corp.              Interest Rate                                AUD
                                                                        1,455             (47,155)
                                                                                        ---------
                                                                                Total
                                                                                Swaps   $(172,948)
                                                                                        =========

Notional amount is reported in U.S.Dollars (USD), except for those denoted in the following currencies:

AUD   Australian Dollar
CAD   Canadian Dollar
CHF   Swiss Franc
EUR   Euro
GBP   British Pounds Sterling
JPY   Japanese Yen
NZD   New Zealand Dollar

NOTES TO STATEMENT OF INVESTMENT


                      23 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS August 31, 2010 (Unaudited)

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

EVENT-LINKED BONDS. The Fund may invest in "event-linked" bonds. Event-linked bonds, which are sometimes referred to as "catastrophe" bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from


                      24 | Oppenheimer Absolute Return Fund

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Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS August 31, 2010 (Unaudited)

the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Statement of Operations in the annual and semiannual reports as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Statement of Operations in the annual and semiannual reports upon the sale or maturity of such securities.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.


                      25 | Oppenheimer Absolute Return Fund

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Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS August 31, 2010 (Unaudited)

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of August 31, 2010, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $313,698, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. ("ISDA") master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $70,364 as of August 31, 2010. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

     As of August 31, 2010 the Fund has not required certain counterparties to post collateral.

     CREDIT RELATED CONTINGENT FEATURES. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to,


                      26 | Oppenheimer Absolute Return Fund

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Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS August 31, 2010 (Unaudited)

     a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's ISDA master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

     As of August 31, 2010, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $311,480 for which collateral was not posted by the Fund. Securities held in collateralized accounts to cover these liabilities are noted in the Statement of Investments, if applicable. If a contingent feature would have been triggered as of August 31, 2010, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities in the annual and semiannual reports; securities posted as collateral, if any, are reported on the Statement of Investments.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received.

FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.


                      27 | Oppenheimer Absolute Return Fund

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Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS August 31, 2010 (Unaudited)

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and


                      28 | Oppenheimer Absolute Return Fund

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Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS August 31, 2010 (Unaudited)

the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the period ended August 31, 2010 was as follows:

                                   CALL OPTIONS               PUT OPTIONS
                            -------------------------   -----------------------
                              NUMBER OF     AMOUNT OF    NUMBER OF    AMOUNT OF
                              CONTRACTS      PREMIUMS    CONTRACTS     PREMIUMS
                            -------------   ---------   -----------   ---------
Options outstanding as of
   May 28, 2010               27,000,000    $ 14,278     27,000,000   $ 14,278
Options written               16,940,000      40,951     16,940,000     40,942
Options closed or expired    (27,860,000)    (22,131)   (16,080,000)   (33,089)
Options exercised            (16,080,000)    (33,098)   (27,860,000)   (22,131)
                             -----------    --------    -----------   --------
Options outstanding as of
   August 31, 2010                    --    $     --             --   $     --
                             ===========    ========    ===========   ========

SWAP CONTRACTS

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities in the annual and semiannual reports. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

     CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer's failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the "reference asset").

     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.


                      29 | Oppenheimer Absolute Return Fund

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STATEMENT OF INVESTMENTS August 31, 2010 (Unaudited)

     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

     The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and, or, indexes that are either unavailable or considered to be less attractive in the bond market.

     The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and, or, indexes.

     The Fund has purchased credit protection through credit default swaps to take an outright negative investment perspective on the credit risk of individual securities and/or indexes as opposed to decreasing its credit risk exposure related to similar debt securities held by the Fund.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

     INTEREST RATE SWAP CONTRACTS. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

     The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

     The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

     TOTAL RETURN SWAP CONTRACTS. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

     Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and, or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

     The Fund has entered into total return swaps on various equity indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, or an amount equal to the negative price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index multiplied by the notional amount of the contract.


                      30 | Oppenheimer Absolute Return Fund

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STATEMENT OF INVESTMENTS August 31, 2010 (Unaudited)

     The Fund has entered into total return swaps on various equity indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments of a floating reference interest rate or an amount equal to the negative price movement of the same index multiplied by the notional amount of the contract.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

VOLATILITY SWAP CONTRACTS. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the volatility of the reference investment as measured by changes in its price or level while the other cash flow is based on an interest rate or the measured volatility of a different reference investment. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment's volatility, or size of the movement, rather than general directional increases or decreases in its price.

     Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

     The Fund has entered into volatility swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the fund to pay the measured volatility and receive a fixed interest payment over the period of the contract. If the measured volatility of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will appreciate in value.

     The Fund has entered into volatility swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the fund to pay a fixed interest payment and receive the measured volatility over the period of the contract. If the measured volatility of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will depreciate in value.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 31, 2010 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities          $18,592,623
Federal tax cost of other investments    (4,086,583)
                                        -----------
Total federal tax cost                  $14,506,040
                                        ===========
Gross unrealized appreciation           $   662,243
Gross unrealized depreciation            (1,453,895)
                                        -----------
Net unrealized depreciation             $  (791,652)
                                        ===========


                      31 | Oppenheimer Absolute Return Fund

ITEM 2. CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 08/31/2010, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Absolute Return Fund


By: /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 10/11/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 10/11/2010


By: /s/ Brian W. Wixted
    ---------------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 10/11/2010